UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

        On October 31, 2005, Provident Financial Holdings, Inc., the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced that the Bank has signed a Lease Agreement with the intention of opening a new retail/business banking office in the La Sierra area in Riverside, California. The La Sierra Branch will become the Bank's 13th full-service branch and is scheduled to open in the summer of 2006, subject to the approval of the Office of Thrift Supervision and the completion of the shopping center. The news release announcing the signing of the lease agreement is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        News Release on the signing of the lease agreement dated October 31, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2005                                        PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                             /s/ Donavon P. Ternes
                                                                             Donavon P. Ternes
                                                                             Chief Financial Officer
                                                                             (Principal Financial and Accounting Officer)

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3756 Central Ave.                             NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

Provident Bank Announces New Branch in Riverside

        Riverside, Calif. - October 31, 2005 - Provident Financial Holdings, Inc. ("Company"), NASDAQ: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), today announced that the Bank has signed a Lease Agreement with the intention of opening a new retail/business banking office in an area known as La Sierra in Riverside, California. The branch will be located at the southwest corner of La Sierra Avenue and Indiana Boulevard in a new (proposed) shopping center known as Sierra Village. The area is a rapidly developing part of Riverside with many new and existing single-family housing tracts in the immediate vicinity. A Ralph's Market is slated to become the anchor tenant of the new shopping center.

        The La Sierra Branch will become the Bank's 13th full-service branch and is scheduled to open in the summer of 2006 subject to the approval of the Office of Thrift Supervision and the completion of the shopping center.

        "The opening of this branch will coincide with our 50-year anniversary as a community bank," said Craig G. Blunden, Chairman, President and Chief Executive Officer of the Company. "I can't think of a better way to celebrate the success of our Company than to open a branch in the community that we have been fortunate to serve these many years."

Safe-Harbor Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended.

Contacts:   Craig G. Blunden                                 Donavon P. Ternes
                 Chairman, President & CEO                Senior Vice President & CFO

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